MERIDIAN FUND, INC.®

MERIDIAN GROWTH FUND®

CLASS A SHARES: MRAGX; CLASS C SHARES: MRCGX; INVESTOR CLASS SHARES: MRIGX

LEGACY CLASS SHARES: MERDX; INSTITUTIONAL CLASS SHARES: MRRGX

MERIDIAN CONTRARIAN FUND

CLASS A SHARES: MFCAX; CLASS C SHARES: MFCCX; INVESTOR CLASS SHARES: MFCIX

LEGACY CLASS SHARES: MVALX; INSTITUTIONAL CLASS SHARES: MFCRX

MERIDIAN HEDGED EQUITY FUND® (formerly, Meridian Enhanced Equity Fund)

CLASS A SHARES: MRAEX; CLASS C SHARES: MRCEX; INVESTOR CLASS SHARES: MRIEX

LEGACY CLASS SHARES: MEIFX; INSTITUTIONAL CLASS SHARES: MRREX

MERIDIAN SMALL CAP GROWTH FUND

CLASS A SHARES: MSGAX; CLASS C SHARES: MSGCX; INVESTOR CLASS SHARES: MISGX

LEGACY CLASS SHARES: MSGGX; INSTITUTIONAL CLASS SHARES: MSGRX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 10, 2024

to the Funds’ Statement of Additional Information (“SAI”)

dated October 31, 2023

Effective July 10, 2024, Samantha Hurlbut ceased serving as the Assistant Treasurer of Meridian Fund, Inc. (the “Corporation”). Accordingly, the table listing the officers of the Corporation found in the “Information About the Directors and Officers of Meridian” section of the SAI is hereby deleted and replaced with the following:

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (56)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Nick McMordie (39)	Secretary and Chief Compliance Officer	Indefinite; Since February 17, 2023	Director of Compliance, ArrowMark Colorado Holdings, LLC
Katie Jones (39)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since August 12, 2014	Director of Operations, ArrowMark Colorado Holdings, LLC; formerly, Assistant Treasurer, Meridian Fund, Inc.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE